UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 18, 2007

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904          71-0682831

(Commission File Number) (IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas    72032

                    (Address of principal executive offices) (Zip Code)

(501) 328-4770

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The Registrant hereby furnishes its January 18, 2007 press release announcing fourth quarter 2006 earnings, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

See Item 2.02. Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release: Home BancShares, Inc. Announces Record Net Income for 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: January 18, 2007	/s/ Randy Mayor
Randy Mayor
Chief Financial Officer

Exhibit No.	Document Description

99.1	Press Release: Home BancShares, Inc. Announces Record Net Income for 2006